UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 21, 2006

Halo Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On July 21, 2006, the registrant, Halo Technology Holdings, Inc. ("Halo" or the "Company") issued certain warrants in connection with the issuance of common stock as described under Item 3.02. The warrants permit the holders to acquire an aggregate of 2,049,296 shares of the Company’s common stock at an exercise price of $1.25 per share, subject to certain adjustments as set forth in the warrant. The warrants have a five year term, and include a cashless exercise feature. A copy of the form of the warrant is attached as Exhibit 10.126 to this Current Report and is incorporated herein by reference. The foregoing description of the warrants is qualified in its entirety by reference to the full text of the warrant.

Item 3.02 Unregistered Sales of Equity Securities.

On July 21, 2006, the registrant, Halo Technology Holdings, Inc. ("Halo" or the "Company") issued an aggregate of 2,732,392 shares of its common stock in conversion of (1) an aggregate of $1,850,000 invested in the Company (and $126,041.67 of interest on such amount) as described in the Company’s Current Report on Form 8-K filed January 18, 2006, and (2) an aggregate of $1,375,000 (and $64,444.44 of interest on such amount) invested in the Company as described in the Company’s Current Report on Form 8-K filed February 2, 2006. In addition, the investors received warrants to acquire an aggregate of 2,049,296 shares of common stock of the Company. The warrants have an exercise price of $1.25 per share and are exercisable over a five year term. The issuance of the common stock and warrants was made in reliance upon the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), set forth in Sections 4(2) thereof and the rules and regulations under the Securities Act, including Regulation D, as transactions by an issuer not involving any public offering and/or sales to a limited number of purchasers who were acquiring such securities for their own account for investment purposes and not with a view to the resale or distribution thereof. The investors acquired the shares and warrants for their own accounts.

Item 8.01 Other Events.

After the issuance of common stock as described in Item 3.02 of this Current Report, as of July 21, 2006, the Company has an aggregate of 29,455,636 shares of common stock outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.126 Form of Warrant issued July 21, 2006.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Halo Technology Holdings, Inc.

July 27, 2006	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President

Top of the Form

Exhibit Index

Exhibit No.	Description

10.126	Form of Warrant issued July 21, 2006.